                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 8, 2003


                            ELCOM INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-27376               04-3175156
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)            File Number)        Identification Number)


        10 Oceana Way           Norwood, Massachusetts          02062
   (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:     (781) 440-3333




          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)     Not applicable
    (b)     Not applicable
    (c)     Exhibits

      NUMBER      DESCRIPTION
      ------      -----------

      99.1        New Release, dated May 8, 2003
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ITEM 9.  REGULATION FD DISCLOSURE.

         This information, furnished under this "Item 9. Regulation FD
         Disclosure," is intended to be provided under "Item 12. Disclosure of
         Results of Operations and Financial Condition" in accordance with SEC
         Release No. 33-8216. On May 8, 2003 issued a news release regarding its quarterly earnings. A copy of this news release is furnished with this
         Current Report on Form 8-K as Exhibit 99.1.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ELCOM INTERNATIONAL, INC.


                                          By:  /s/ Robert J. Crowell
                                               -------------------------------
                                               Robert J. Crowell
                                               Chairman and CEO


Date: May 9, 2003,
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                                 EXHIBIT INDEX


Exhibit         Description of Exhibit
-------         ----------------------
99.1            News Release, dated May 8, 2003